UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-23905

2. Date of Notification: October 7, 2024

3. Exact name of Investment Company as specified in registration statement:

NYLI MacKay Muni Income Opportunities Fund

4. Address of principal executive office:

NYLI MacKay Muni Income Opportunities Fund

51 Madison Avenue,

New York, New York 10010

5. Check one of the following:

A.	[X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	[ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	[ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

October 7, 2024

Dear NYLI MacKay Muni Income Opportunities Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for shares of NYLI MacKay Muni Income Opportunities Fund (the “Fund”). The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on October 7, 2024 and end on November 7, 2024.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you wish to tender shares, please complete the attached Repurchase Request Form. If you hold your shares through a broker-dealer or advisor, please contact your financial consultant for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) fails to submit the required information to the Fund’s Transfer Agent or to take any other required action on or before 4:00 p.m., Eastern Time, on Thursday, November 7, 2024 the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you do not hold your shares through a broker-dealer or advisor, a service representative at the Transfer Agent is available by calling 833-401-8899. If you hold your shares through a broker-dealer or advisor, please contact your financial consultant.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

NYLI MacKay Muni Income Opportunities Fund

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

REPURCHASE OFFER

1.

The Offer. NYLI MacKay Muni Income Opportunities Fund (the “Fund”) is offering to repurchase, for cash, ten percent (10%) of its issued and outstanding Shares (the “Shares”) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

2.

Net Asset Value. On September 30, 2024 the NAV of the Class I shares (MMIOX) was $10.32 per share, the NAV of the Class A1 shares (MMIPX) was $10.32 per share, the NAV of the Class A2 shares (MMIRX) was $10.33 per share and the NAV of the Class A3 shares (MMIVX) was $10.32 per share. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of each share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV of each share class may be obtained by visiting the Fund’s website (www.newyorklifeinvestments.com) or by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at 833-401-8899 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 7, 2024.

4.

Repurchase Pricing Date. The NAV of each share class used to calculate the repurchase price will be determined on November 7, 2024 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.

Payment for Shares Repurchased. The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.

Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.	Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 7, 2024.

8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

•	If making or effecting the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

•

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

•	For such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.

Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.

Contingent Deferred Sales Charge on Class A1 Shares. Class I, Class A2 and Class A3 shareholders are not subject to a contingent deferred sales charge. If any Class A1 Shares for which you did not pay a sales charge are repurchased within 18 months of your initial purchase falls, a contingent deferred sales charge of 1.00% normally will be collected. The contingent deferred sales charge is not charged on Class A1 Shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the NAV of the Class A1 Shares at the time they are repurchased, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC.

11.

Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, New York Life Investment Management LLC (the “Adviser”), the Transfer Agent, the Fund’s distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Fund’s distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON NOVEMBER 7, 2024.

Regular Mail: New York Life Investments Funds c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, NE 68154	Overnight Delivery: New York Life Investments Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:	Class I Shares (MMIOX): Class A1 Shares (MMIPX):
Class A2 Shares (MMIRX): Class A3 Shares (MMIVX):

(if tendering more than one share class, please submit a separate form for each share class)

    Full Tender: Please tender all shares in my account.

    Partial Tender: Please tender      shares from my account.

    Dollar Amount: Please tender enough shares to net $     .

DIRECT RETIREMENT ACCOUNTS ONLY — Withholding Notice and Election Form W-4R/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

   Federal Income Tax Withholding is to be withheld at   % (If a percentage is not specified, 10% will automatically be withheld)

   I elect NOT to have Federal Income Tax Withheld

State Withholding

Your state of residence will determine your state income tax withholding requirements, if any. Those states with mandatory withholding may require state income tax to be withheld from payments if federal income taxes are withheld or may mandate a fixed amount regardless of your federal tax election. Voluntary states let individuals determine whether they want state taxes withheld. Some states have no income tax on retirement payments. Please consult with a tax advisor or your state’s tax authority for additional information on your state requirements.

Name of Withholding State

NOTE: State income tax withholding may not be available for all states. If applicable, mandatory state income tax will be withheld from the distribution in accordance with state tax guidelines.

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 833-401-8899 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By:

Payment

(Must check one of the following options)

Please Deliver All Proceeds to the Following:

[ ] Deliver All Proceeds to Custodian on Record (Required for Custodial held accounts)

[ ] Deliver All Proceeds to Bank Account on Record

[ ] Deliver All Proceeds by Check to Address on Record

[ ] Deliver All Proceeds to New Bank Account (Must complete Part 4 to provide New Bank Account Information)

New Bank Account Instructions

This section only needs to be completed by shareholders who wish to have their proceeds delivered to a bank account different than the bank account currently on record.

(Note: Copy of a Voided check is required if this section is completed)

Bank Name:

ABA Routing Number:

Credit to:

Name(s) on Bank Account:

Bank Account Number:

For Further Credit to:

Name(s) on Investors Account:

Investor Account Number at Broker:

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

FOR SHAREHOLDERS INVESTED THROUGH MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. (“MERRILL”)

October 7, 2024

Re: Shareholder Repurchase offer begins on October 7, 2024. Repurchase requests are due no later than 11:59 p.m. Eastern Time on November 6, 2024 (“Merrill Repurchase Request Deadline”).

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by NYLI MacKay Muni Income Opportunities Fund (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender shares for repurchase. Please see the attached Repurchase Offer Statement or contact your Investment Professional for additional information.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your Investment Professional or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on October 7, 2024 and ends (unless suspended or postponed) at the time as of which the net asset value per share of the Fund’s shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”)) on November 7, 2024 (the “Repurchase Request Deadline”). Because you hold your shares through Merrill, if you wish to tender a portion or all of your shares during this repurchase offer period, you must contact your Investment Professional and request to tender your shares by the Merrill Repurchase Request Deadline (i.e., no later than 11:59 pm Eastern Time on November 6, 2024 to allow for order processing). Merrill will tender your shares to the Fund on your behalf. Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored. Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement, and in accordance with the Fund’s current Prospectus and Statement of Additional Information.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at newyorklifeinvestments.com, and the attached Repurchase Offer Statement, which contains additional important information about the repurchase offer, or contact your Investment Professional.

Sincerely,

NYLI MacKay Muni Income Opportunities Fund

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

REPURCHASE OFFER STATEMENT

FOR SHAREHOLDERS INVESTED THROUGH MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. (“MERRILL”)

If you are not a Merrill client and wish to sell shares in response to this repurchase offer, please see the instructions in the last paragraph of Section 2 below.

October 7, 2024

1. The Offer. NYLI MacKay Muni Income Opportunities Fund (the “Fund”) is offering to repurchase its common shares of beneficial interest (collectively, the “Shares”) in an amount of up to 10% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (expected to be the same as the Repurchase Request Deadline), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for the purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests.

2. Repurchase Request Deadline. All repurchase requests must be received in properly completed form by the Fund on or before the time as of which the NAV of each class of Shares is calculated (ordinarily as of the close of the New York Stock Exchange (“NYSE”), which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”))1 on November 7, 2024 (the “Repurchase Request Deadline”). Because you hold your Shares through Merrill, if you wish to tender a portion or all of your Shares during this repurchase offer period, you must contact your Investment Professional and request to tender your Shares no later than 11:59 p.m. Eastern Time on November 6, 2024 (“Merrill Repurchase Request Deadline”) to allow for order processing. Merrill will tender your Shares to the Fund on your behalf. Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored.

The Repurchase Request Deadline will be strictly observed. If Merrill is unable or fails to submit your request to the Fund in a timely manner, or if you fail to communicate your request to tender your Shares to your Investment Professional by the Merrill Repurchase Request Deadline, you will be unable to tender your Shares to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

You may withdraw or change your repurchase request at any point prior to the Merrill Repurchase Request Deadline as described in paragraph 8 below.

If you are not a Merrill client and wish to sell shares in response to this repurchase offer, you must ask your intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you (if you hold shares through an intermediary) or you must submit a repurchase request directly to the Fund’s transfer agent using the Repurchase Request Form – For Accounts Held Directly with NYLI MacKay Muni Income Opportunities Fund prior to the Repurchase Request Deadline (if you

1	See “10. Net Asset Value and Suspension or Postponement of Repurchase Offer” below for additional information regarding computation of the Fund’s NAV.

hold shares directly). You may not receive another notification related to the current repurchase offer in addition to this one.

3. Net Asset Value. The per share NAV of each class of Shares outstanding as of the close of trading on the NYSE on September 30, 2024 was as follows:

Class I Shares: $10.32

Class A1 Shares: $10.32

You must decide whether to tender Shares by the Merrill Repurchase Request Deadline, which is 11:59 p.m. on the business day prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please visit newyorklifeinvestments.com for the Fund’s most current NAV per share.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund generally expects to inform Merrill of the proration within one business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares to be Repurchased. Repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Merrill Repurchase Request Deadline by notifying your Investment Professional.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer.

10. Net Asset Value and Suspension or Postponement of Repurchase Offer. The NAV of the Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets less liabilities by the total number of Shares outstanding. On each day that the NYSE is open, the Shares are ordinarily valued as of the NYSE Close. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the

NYSE for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close or such other time that the Fund may determine. See the Fund’s current Prospectus and Statement of Additional Information for further details.

The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares, and will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s basis in the Shares, and thereafter as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and “Taxation” in the current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

12. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its investment manager, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, or New York Life Investment Management LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, please visit newyorklifeinvestments.com.

Date: October 7, 2024

REG-00011-10/24

(NYLIM) NL563